UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2026

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Allied Gaming & Entertainment Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38226	82-1659427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Fifth Avenue,Suite 500

New York, New York 10151

(Address of Principal Executive Offices) (Zip Code)

(646) 768-4240

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGAE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 16, 2026, Allied Gaming & Entertainment Inc. (the “Company”) received a deficiency letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is not in compliance with the periodic reporting requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”) was not filed with the Securities and Exchange Commission by the required due date of March 31, 2026 (or April 15, 2026 following the Form 12b-25 filed by the Company on March 31, 2026). The Letter has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

Under Nasdaq rules, the Company now has 60 calendar days from the receipt of the Letter, or until June 15, 2026, to submit a plan to regain compliance with the Rule. The Company currently expects that it will be able to file the Form 10-K prior to such deadline. In the event the Company needs to submit a plan of compliance, and Nasdaq accepts the Company’s plan, Nasdaq may grant an exception of 180 calendar days from the Form 10-K’s due date, or until October 12, 2026, as instructed by the Letter, to regain compliance with the Rule. However, there is no assurance that the Company will be able to regain compliance with all applicable continued listing requirements of Nasdaq or that Nasdaq will accept the Company’s plan to regain compliance, if any.

The Company is working diligently to regain compliance with Rule. This Current Report on Form 8-K has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

Item 7.01. Regulation FD Disclosure.

On April 21, 2026, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Letter. A copy of the press release is attached hereto as Exhibit 99.1.*

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Gaming & Entertainment Inc.

Date: April 21, 2026	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer